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EXHIBIT 10.3


                               AMENDMENT AGREEMENT

         Effective November 6, 2003, Crump Barter Services, Inc. (hereinafter "CRUMP"), and Bentley Communications Corp. (hereinafter "BENTLEY"), (hereinafter referred to individually as the "PARTY" or collectively as the "PARTIES") agree as follows:

ss. 1. TERMINATION OF ASSET PURCHASE AGREEMENT. The Parties hereto mutually agree to cancel the Asset Purchase Agreement dated for reference the 4th day of August , 2003 entered into between the Parties, wherein Crump agreed to sell and Bentley and/or its nominee agreed to purchase the Assets (as defined in the Asset Purchase Agreement), such cancellation to take effect effective November 6, 2003.

ss. 2. LICENSE AGREEMENT. The Parties agree to enter into a license agreement in the form attached as Exhibit "A" to this Agreement, effective November 6, 2003.


BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

         IN WITNESS WHEREOF, Crump and Bentley have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:                   AGREED TO & ACCEPTED BY:

CRUMP BARTER SERVICES, INC.                BENTLEY COMMUNICATIONS CORP.

By: /s/ Joseph Crump                       By: /s/ Gordon Lee
    ---------------------------------          ---------------------------------
    JOSEPH CRUMP                               GORDON LEE
    AS ITS PRESIDENT                           AS ITS CHAIRMAN & CEO

Date:                                      Date:


---------------------------------          -------------------------------------
WITNESS                                    WITNESS




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STATE OF NEW HAMPSHIRE                     STATE OF CALIFORNIA
COUNTY OF HILLSBOROUGH, SS.                COUNTY OF LOSANGELES, SS.

NOVEMBER __, 2003                          NOVEMBER __, 2003

Joseph Crump, President of Crump           Gordon Lee, Chairman & CEO of Bentley
Barter Services, Inc., personally          Communications Corp., personally
appreared before me and acknowledged       appeared before me and acknowledged
his execution of the foregoing             his execution of the foregoing
instrument to be the free act and          instrument to be the free act and
deed of the corporation.                   deed of the corporation

Before me,                                 Before me,


-----------------------------------        -------------------------------------
Notary Public                              Notary Public
My commission expires:                     My Commission expires:




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